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                                                                     EXHIBIT 4.1

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE



                                     [LOGO]
                             HIGH SPEED ACCESS CORP.

Common Stock                                                 Common Stock
[NUMBER]                                                         [NUMBER]

                                                              CUSIP  42979U 10 2
                                             SEE REVERSE FOR CERTAIN DEFINITIONS



THIS CERTIFIES THAT



Is the owner of

            FULLY-PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK,
                          PAR VALUE $.01 PER SHARE, OF
                             HIGH SPEED ACCESS CORP.

hereinafter called the "Company," transferable on the books of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:




HIGH SPEED ACCESS CORP.
CORPORATE SEAL
OF DELAWARE

/s/ President                                                     /s/ Secretary


COUNTERSIGNED AND REGISTERED:
AMERICAN SECURITIES TRANSFER & TRUST, INC.
P.O. BOX 1590
DENVER, COLORADO  80201
BY:
TRANSFER AGENT AND REGISTRAR AUTHORIZED SIGNATURE

                             HIGH SPEED ACCESS CORP.

   THE COMPANY IS AUTHORIZED TO ISSUE SHARES OF MORE THAN ONE CLASS AND TO ISSUE SHARES OF CLASS A COMMON STOCK AND PREFERRED STOCK IN SERIES. THE



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COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A
STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

The following abbreviations, when use din the inscription on the face of this certificate, shall be construed as though they were written out of full according to applicable laws or regulations.

TEN COM - as tenants in common            UNIF GIFT MIN ACT - ___________ Custodian_________
TEN ENT - as tenants by the entireties             (Cust)                          (Minor)
JT TEN - as joint tenants with right of
         Survivorship and not as tenants            under Uniform Gift to Minors Act
         in common                                  __________
                                                    (State)

         Additional abbreviations may also be used though not in the above list.

         For Value Received. ________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

[                              ]
 ------------------------------

[                              ]
 ------------------------------



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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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shares of the capital stock represented by the within Certificate, and do hereby irrevocable constitute and appoint ________________________________________
Attorney to transfer the same stock on the books of the within named Company with full power of substitution in the premises.

Dated________________


                                        ----------------------------------------
                  NOTICE: THE SIGNATURE(S) TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAME WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER


THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS, CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM).
PURSUANT TO S.E.C. RULE 17Ad-15.

Signature(s) Guaranteed By:


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                              ADOPTION CERTIFICATE


         This is an Adoption Supplement from:

         Name of Operator: [                             ]
                            -----------------------------
         Address:
                           ------------------------------
         Address:                             ,           (the "Operator")
                           -----------------    ---------
         Operator is a participating member of the National Cable Television
Cooperative, Inc. ("NCTC"), and by execution and delivery of the attached Network Services Agreement/System Profile questionnaire, hereby notifies HSAC and NCTC of its intent to implement HSAC Services for the following Systems:

IDENTIFICATION/CHARACTERIZATION OF OPERATOR'S RF SYSTEM(S) (THE "SYSTEM"):

System Location(s):
                               ---------------    --------------   -------------
Number of Homes Passed:
                               ---------------    --------------   -------------
No. of Cable TV Subscribers:
                               ---------------    --------------   -------------
Address/Locations
of Head-ends:
                               ---------------    --------------   -------------

                               ---------------    --------------   -------------
One/Two Way System:
                               ---------------    --------------   -------------
MHz Capacity:
                               ---------------    --------------   -------------

Operator acknowledges that any System encompassing less than 5,000 homes passed (a "Sub-5000 System") is subject to the Clustering requirements set forth in the Master Services Agreement between HSAC and NCTC and thus may not be eligible to receive HSAC Services unless and until HSAC, in its sole discretion, determines that it is technically and economically feasible to combine such Sub-5000 System with other Systems in accordance with the Master Agreement.

Operator hereby requests that HSAC schedule a Site Survey for the purposes of identifying any pertinent Attainment Measures.

Operator:  [                                ]
            --------------------------------

           By:                                  Phone No.:
              --------------------------------             ---------------------
           Name:                                Fax No.:
                ------------------------------           -----------------------
           Title:                               Email:
                 -----------------------------          ------------------------
           Date:
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